UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 1, 2010

Altair Nanotechnologies Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

204 Edison Way Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(801) 858-3750

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events

On November 1, 2010, Altair Nanotechnologies Inc. (the “Company”) issued a press release entitled “ZHUHAI YINTONG ENERGY CO., LTD. ACCELERATES ORDERS FROM ALTAIR NANOTECHNOLOGIES”, a copy of which is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information

The Company filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement on October 20, 2010 in connection with the proposed common share issuance by the Company to Canon Investment Holdings Ltd. (“Canon”). When the proxy statement is completed, the Company intends to file a definitive proxy statement with the SEC and mail it to the Company’s shareholders.  Investors and stockholders of the Company are urged to read the proxy statement and any other relevant materials filed with the SEC, which will contain important information, when they become available. The proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, by going to www.altairannualmeeting.com or by contacting the Company’s Investor Relations department by email at ir@altairnano.com, by phone at 775-858-3750 or by mail at 204 Edison Way, Reno, Nevada, 89502.

Participants In The Solicitation

The Company and its directors and executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed common share issuance by the Company to Canon. Information about the Company directors and executive officers is set forth in Altair’s proxy statement on Schedule 14A filed with the SEC on April 15, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the common share issuance will be included in the proxy statement and the other relevant documents that the Company has filed, and intends to file, with the SEC (when they become available).

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.

99.1	Press release issued by Altair Nanotechnologies, Inc. dated November 1, 2010 entitled “ZHUHAI YINTONG ENERGY CO., LTD. ACCELERATES ORDERS FROM ALTAIR NANOTECHNOLOGIES”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: November 1, 2010	By:	/s/ John Fallini
John Fallini, Chief Financial Officer